STATE AGENCY:

     State of New York
     Department of Correctional Services
     State Office Campus, Building 2
     Albany, New York  12226

NYS COMPTROLLER'S NUMBER:  -----
ORIGINATING AGENCY CODE:   10160


CONTRACTOR:

     Correctional Services Corporation
     1819 Main Street, Suite 1000
     Sarasota, Florida  34236
        941-953-9199

TYPE OF SERVICES:  Community Reintegration Services

INITIAL CONTRACT PERIOD:  From:  09/01/98  To:  08/31/99

FUNDING AMOUNT FOR INITIAL PERIOD:  $1,660,275.50

STATUS:  Contractor is a for profit corporation.

RENEWALS:  Two (2) one-year terms.

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                              STATE OF NEW YORK
                     DEPARTMENT OF CORRECTIONAL SERVICES
                                   AGREEMENT

     THIS AGREEMENT is hereby made by and between the State of New York Department of Correctional Services (hereinafter DOCS) and the CONTRACTOR identified on the face page thereof.

                                   WITNESSETH:

     WHEREAS, THE DOCS has the authority to provide funding for Community Reintegration Services and desires to contract with skilled parties possessing the necessary resources to provide such services; and

     WHEREAS, the DOCS has solicited bids in order to procure the services of a well-qualified service provider in order to provide such services and has selected CONTRACTOR in order to provide such services for DOCS; and

     WHEREAS, the CONTRACTOR is ready, willing and able to provide such services and possesses or can make available all necessary qualified personnel, licenses, facilities and expertise and perform or have performed the services required pursuant to the terms of this AGREEMENT;

     NOW THEREFORE, in consideration of the promises, responsibilities and covenants herein, the DOCS and the CONTRACTOR agree as follows:

     1. SERVICES: CONTRACTOR will carry out all responsibilities and services identified in DOCS' "Request for Proposal," attached as Exhibit "B," in accordance with CONTRACTOR'S "Proposal," attached as Exhibit "C," for the following "RFP" work components:

                               A3 - 65 - Lincoln

     2. COMPENSATION AND PAYMENT: DOCS shall compensate CONTRACTOR not more than the amount of $1,660,275.50 for the provision of services set forth in Exhibits B and C, which shall be paid on a bed-per-day basis as follow:

              Component A-3 (Lincoln - 65) 69.98 per bed per day

                        BILLED MONTHLY, IN ARREARS, BASED ON
                           USE OR ACTUAL SERVICE RECEIVED,
                          ON PRESENTATION OF STATE VOUCHER.

     3. INCORPORATED PAGES: This AGREEMENT incorporates the face pages attached and all of the marked appendices identified on the face page hereof.

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     4. EFFECTIVE DATE:  This AGREEMENT shall become effective upon the approval of the Attorney General and Comptroller of the State of New York.

     5. SUBCONTRACTING: This AGREEMENT shall be binding upon the parties, their successors and heirs. Certain responsibilities may be subcontracted with the written approval of DOCS.

     6. STATE OF LAW: This AGREEMENT shall be construed and interpreted in accordance with the Laws of the State of New York.

     7. ACCOUNTING: DOCS shall be entitled to and shall receive from CONTRACTOR an accounting of its expenditures at the conclusion of the period of this AGREEMENT.

     8. CIVIL-EQUAL-HUMAN RIGHTS: The CONTRACTOR agrees to comply with all applicable federal, State and local Civil Rights and Human Rights laws with reference to equal employment opportunities and the provision of services.

     9. LATE PAYMENTS: Interest on late payments is governed by State Finance Law Section 179-m.

     10. TERMINATION: This AGREEMENT may be terminated at any time upon mutual written consent of the DOCS and the CONTRACTOR. Also, the DOCS may terminate the AGREEMENT immediately, upon written notice of termination to the CONTRACTOR, if the CONTRACTOR, fails to comply with the terms and conditions of this AGREEMENT and/or with any laws, rules, regulations, policies or procedures affecting this AGREEMENT.


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     IN WITNESS THEREOF, the parties hereto have executed or approved the
AGREEMENT on the dates below their signatures.

                                      Contract No.

CONTRACTOR                            STATE AGENCY

CORRECTIONAL SERVICES CORPORATION     DEPARTMENT OF CORRECTIONAL SERVICES

By:                                   By:
Name:  James F. Slattery              Name:  Glenn S. Goord

Title:  President                     Title:  Commissioner

Date:  October    , 1998              Date: